Item 26. Exhibit (g) ii.

AMENDMENT          to the

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

(the “Agreement”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter referred to as the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(hereinafter referred to as the “Reinsurer”)

Original Effective Date: May 28, 2012

Coverage: SL10/SL11BSP/SL15/SL17 (COLI/BOLI          business only)

TAI Code:

Reinsurer Treaty ID:

Effective May 28, 2012, (the “Amendment Effective Date”), Exhibit I – BOLI LCM07 Rate Table of the above-referenced Agreement will be replaced with the attached BOLI LCM07 Rate Table which        .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: /s/ Peter G. Ferris		Date:	4-29-14
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By: /s/ Peter G. Ferris		Date:	4-29-14
Peter G. Ferris
Vice President & Actuary
C.M. LIFE INSURANCE COMPANY

By: /s/ Peter G. Ferris		Date:	4-29-14
Peter G. Ferris
Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Emily Roman	Date:	4/16/14

Print name:	Emily Roman

Title:	2nd VP & Marketing Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Melinda A Webb	Date:	4/16/14

Print name:	Melinda Webb

Title:	Associate General Counsel, Treaty

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EXHIBIT I: BOLI LCM07 Rate Table Aggregate

Durations 1 – 13, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table Aggregate

Durations 1 – 13, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table Aggregate

Durations 14 – 26, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table Aggregate

Durations 14 – 26, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table Aggregate

Durations 27 – 40, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table Aggregate

Durations 27 – 40, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table NS/NT

Durations 1 – 13, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table NS/NT

Durations 1 – 13, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table NS/NT

Durations 14 – 26, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table NS/NT

Durations 14 – 26, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table NS/NT

Durations 27 – 40, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table NS/NT

Durations 27 – 40, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table SM/TB

Durations 1 – 13, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table SM/TB

Durations 1 – 13, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table SM/TB

Durations 14 – 26, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table SM/TB

Durations 14 – 26, Ages 71 - 85

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table SM/TB

Durations 27 – 40, Ages 20 - 70

[table deleted]

[page break]

EXHIBIT I: BOLI LCM07 Rate Table SM/TB

Durations 27 – 40, Ages 71 - 85

[table deleted]

[page break]

AMENDMENT          to the

AUTOMATIC AND FACULTATIVE YRT AGREEMENT

(the “Agreement”)

between

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY,

MML BAY STATE LIFE INSURANCE COMPANY, and

C.M. LIFE INSURANCE COMPANY

(hereinafter the “Ceding Company”)

and

MUNICH AMERICAN REASSURANCE COMPANY

(hereinafter the “Reinsurer”)

Original Effective Date: May 28, 2012

Coverage: SL10/SL11BSP/SL15/SL17 (COLI/BOLI          business only)

TAI Code:

Reinsurer Treaty ID:

Effective October 1, 2014, (the “Amendment Effective Date”), the Executive Benefits Strategic Life COLI BOLI Case Underwriting Procedures (“Underwriting Guidelines”) in Schedule F of the Agreement will be revised for          as follows. All other Underwriting Guidelines will remain unchanged.

1.	On page of the Agreement, the section shown below will be deleted;

        — when coverage is proposed for          as part of a          must be obtained for        . A          may apply for coverage with          if all of the following requirements are met:

•	The is .
•	The is not *. The is on a in an . ( are reviewed of the EB underwriter.)
•	The in the does not .
•	The proposed for does not .

*          may be         .

Any request         , other than those listed above, must be         .

and will be replaced with the following:

When coverage is proposed for          as part of a          must be obtained for         . The          should not be         . Most          do not          so it is important to review         .

A          in a          may apply for coverage with          if all of the following requirements are met:

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•	The is .
•	that satisfy all other coverage criteria requirements who are ( ) may be for coverage on a .
•	The is not . If the is a , coverage may be offered on a subject to the MM Underwriter . All other .
•	The is on a in an . ( are reviewed on a of the Worksite Underwriter.)
•	The in the does not .
•	The proposed for does not .

If the above requirements are not met the underwriter may want to         .

All terms and conditions of this Agreement not in conflict with the terms and conditions of this Amendment shall continue unchanged.

[SIGNATURE PAGE FOLLOWS]

[page break]

IN WITNESS WHEREOF, this Amendment is hereby executed in good faith by both parties:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: /s/ Peter G. Ferris		Date:	Dec 11, 2014
Peter G. Ferris
Vice President & Actuary

MML BAY STATE LIFE INSURANCE COMPANY

By: /s/ Peter G. Ferris		Date:	Dec 11, 2014
Peter G. Ferris
Vice President & Actuary

C.M. LIFE INSURANCE COMPANY

By: /s/ Peter G. Ferris		Date:	Dec 11, 2014
Peter G. Ferris
Vice President & Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Jinnah Cox	Date:	12/10/2014

Print name:	Jinnah Cox

Title:	AVP, Marketing Actuary

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Melinda A Webb	Date:	12/10/14

Print name:	Melinda Webb

Title:	Associate General Counsel, Treaty